Unaudited Condensed Consolidated Balance Sheets (Parentheticals) - USD ($)	Jun. 30, 2015	Dec. 31, 2014
Preferred shares, redemption amount (in Dollars)	$ 32,948,624	$ 32,140,100
Common stock, par value (in Dollars per share)	$ 0.03	$ 0.03
Common stock, shares authorized	200,000,000	200,000,000
Common stock, shares issued	5,715,731	5,715,731
Common stock, shares outstanding	5,784,025	5,784,025